                           GARTMORE MUTUAL FUNDS, INC.

                            Gartmore Convertible Fund
                          Gartmore High Yield Bond Fund
                         Gartmore Micro Cap Equity Fund
                            (closed to new investors)
                         Gartmore Small Cap Growth Fund
                        Gartmore Value Opportunities Fund

                  Prospectus Supplement dated January 13, 2006
                      to Prospectus dated February 28, 2005

The following paragraphs  supplement  information  concerning the Gartmore Small
Cap Growth Fund in the above noted prospectus:

     On January 12, 2006 the Board of Trustees of Gartmore  Mutual  Funds,  Inc.
(the "Board") considered and approved a proposal to liquidate the Gartmore Small
Cap Growth Fund (the "Fund").  The Fund will be liquidated on or about  February
27, 2006 (the  "Liquidation  Date").  In anticipation  of the Liquidation  Date, effective  immediately,  new  account  requests,  exchanges  into  the  Fund and purchase  orders for Fund shares  will no longer be  accepted  (other than those purchase orders received through dividend reinvestment).  In anticipation of the liquidation  of the Fund,  the Fund may as permitted  and disclosed in your Fund
Prospectus  depart during this period from its stated  investment  objective and policies and may hold a  substantial  portion of its total assets in cash,  U.S.
government securities and other short-term debt instruments.

     Up until the Liquidation  Date,  shareholders  may redeem or exchange their shares in the manner set forth in the Fund's current Prospectus. With respect to redemptions,  effective immediately,  shareholders of the Fund will no longer be subject to a contingent  deferred sales charge ("CDSC") or redemption fee upon a redemption  (sale) of their  Fund  shares.  Shareholders  of Class A shares  may exchange  their  shares of the Fund for Class A shares of any other fund  within
Gartmore Funds without paying front-end sales charges. All other features of the exchange  privilege  described in the Fund's current Prospectus will continue to apply,  including the  applicability  of any CDSC. That is, as described in your
Fund Prospectus, if you exchange the Fund's Class B shares into another Gartmore fund,  for  purposes of  calculating  the CDSC the length of  ownership  will be measured  from the date of the  original  purchase of your Class B shares.  As a result,  you will not pay a CDSC at the time of your  exchange  out of the Small
Cap Growth Fund now, but should you  subsequently  redeem from another  Gartmore
Fund before the CDSC period has expired,  you will be charged whatever amount of
CDSC is due at that time. Distribution (Rule 12b-1) fees will continue to accrue on shares of the Fund in the manner set forth in the Fund's current Prospectus.

     Upon the liquidation, each remaining shareholder of the Fund will receive a liquidating  distribution equal to the shareholder's  proportionate  interest in the net assets of the Fund.  However, if you are invested in the Fund through an
IRA  account and you do not contact us prior to the  Liquidation  Date,  we will place your  liquidation  proceeds  into the Gartmore  Money Market Fund until we receive further instruction from you at 800-848-0920.

     You may be subject to federal,  state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares.  You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.